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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-63343 of FINOVA Capital Corporation on Form S-3 of our report dated February 16, 1996, appearing in this Annual Report on Form 10-K of FINOVA Capital Corporation for the year ended December 31, 1995.

Deloitte & Touche
March 19, 1996